 ------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                               -------------------



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 31, 1997


                           AMERICA WEST AIRLINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                        1-10140                 86-0418245
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
           OF INCORPORATION)                                 IDENTIFICATION NO.)



                          4000 E. SKY HARBOR BOULEVARD
                             PHOENIX, ARIZONA 85034
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (602) 693-0800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


 ------------------------------------------------------------------------------

ITEM 5.         OTHER EVENTS

      On October 31, 1997, America West Airlines, Inc. ("AWA"), a wholly owned subsidiary of America West Holdings Corporation, and the Association of Flight Attendants, AFL-CIO, reached a tentative agreement on a contract covering AWA's more than 2,000 flight attendants. The press release announcing the agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

      Subsequently, the Association of Flight Attendants' Master Executive Council unanimously approved the collective bargaining agreement reached on October 31, 1997. The press release announcing such approval is filed as
Exhibit 99.2 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  EXHIBITS

      Exhibit 99.1-- Press Release dated November 1, 1997.
      Exhibit 99.2-- Press Release dated November 10, 1997.

SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMERICA WEST AIRLINES, INC.


                                    By:        /s/ Stephen L. Johnson
                                       -----------------------------------------
                                       Stephen L. Johnson
                                       Senior Vice President--Legal Affairs




Date: November 12, 1997